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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of ESCO Technologies Inc. (the "Company") on Form 10-K for the fiscal year ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, V.L. Richey, Jr., Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/ V.L. Richey, Jr.
                                                     ---------------------------
                                                     V.L. Richey, Jr.
                                                     Chief Executive Officer
                                                     ESCO Technologies Inc.
                                                     December 26, 2002